UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2023

Intapp, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40550	46-1467620
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3101 Park Blvd Palo Alto, California	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 852-0400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INTA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01
Other Events.

On November 14, 2023, Intapp, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., as underwriter (the “Underwriter”), and the selling stockholders named in Schedule B thereto (the “Selling Stockholders”), in connection with its previously announced underwritten secondary offering (the “Offering”) of 5,000,000 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), to be sold by the Selling Stockholders at a purchase price of $39.01 per share. Under the terms of the Underwriting Agreement, certain of the Selling Stockholders granted the Underwriter an option, exercisable for 30 days, to purchase up to an additional 750,000 shares of Common Stock. The Offering closed on November 17, 2023.

The Selling Stockholders received all of the proceeds from the Offering. The Company did not sell any shares of Common Stock in the Offering and did not receive any proceeds from the sale by the Selling Stockholders of shares of Common Stock in the Offering.

The Offering is being made pursuant to a prospectus supplement dated November 14, 2023 and an accompanying prospectus dated May 16, 2023, pursuant to a Registration Statement on Form S-3 (No. 333-271970), which was filed by the Company with the Securities and Exchange Commission on May 16, 2023 and is effective.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company and the Selling Stockholders, customary conditions to closing, indemnification and contribution obligations of the Company, the Selling Stockholders and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties, and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement attached hereto as Exhibit 1.1 and which is incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated November 14, 2023, by and among Intapp, Inc., Citigroup Global Markets Inc. and the Selling Stockholders named therein
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intapp, Inc.
Date: November 17, 2023	By:	/s/ Steven Todd
	Name:	Steven Todd
	Title:	General Counsel